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                                                                   Exhibit 10.49
                               SECURITY AGREEMENT

         In consideration of financial accommodations (arising from any guarantee, loan, advance, letter of credit, acceptance and/or other credit transactions) given or to be given or to be continued to the undersigned (the "Debtor") or to any other party(ies) at the request, or for the benefit, or upon the undertaking, of the Debtor by EXCEL BANK, N.A., its successors or assigns (together with its affiliates and subsidiaries, herein called the "Bank"), the Debtor hereby agrees with the Bank as follows:

      1. As collateral security for the due and punctual payment of any and all of the present and future Obligations (as defined in Section 2 below) of the Debtor to the Bank, the Debtor hereby assigns, mortgages, pledges, hypothecates, transfers, sets over and grants to the Bank a first lien on and security interest in all of the Collateral (as defined in Section 2 below), whether now or hereafter existing or acquired.

     2. Definitions. For the purpose hereof, the following terms shall have the meanings indicated:

              Agreement. This Security Agreement dated even date herewith, made by the Debtor in favor of the Bank, and in any amendments, supplements, or modifications thereto.

              Collateral. (a) All of the personal property and fixtures of the Debtor wherever located and whether now owned or in existence or hereafter acquired or created, of every kind and description, tangible or intangible, including without limitation all inventory, goods, equipment, farm products, instruments, documents, chattel paper, accounts, contract rights and general intangibles, such terms having the meaning ascribed by the Uniform Commercial Code.

              (b) (i) The Membership Interest in each Limited Liability Company,
     (ii) any security issued to the Debtor by any Limited Liability Company in lieu of the uncertificated Membership Interest, if any, and (iii) all income and proceeds of the foregoing.

              (c) Any and all deposits or other sums at anytime credited by or due from the Bank to the Debtor; and any and all monies, securities and other property of the Debtor, and the proceeds thereof now or hereafter held or received by or in transit to the Bank from or for the Debtor, whether for safekeeping, custody, pledge, transmission, collection or otherwise, shall at all times constitute security for any and all Obligations.

              (d) all replacements, substitutions and renewals for or of the foregoing and all proceeds and products of the foregoing, including proceeds of insurance thereon.

              Event of Default.  Any event specified in Section 9 hereof.

              Indebtedness. All sums now or hereafter owed by Debtor to Bank under Promissory Note.


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              Letter Agreement. That certain Letter Agreement (the Commitment
     Letter) dated as of September 20, 2000 between the Debtor and Bank with respect to the Indebtedness and in any amendments, supplements, or modifications thereto.

              Limited Liability Company. Each of (i) Princeton Review Management, LLC, (ii) Princeton Review Publishing, LLC, (iii) Princeton Review Products, LLC and (iv) Princeton Review Operations, LLC., each a Delaware Limited Liability Company, and each having its chief executive office located at 2315 Broadway, New York, NY 10024.

              Loan Documents. All agreements and undertakings made by Debtor or the Bank in connection with the Indebtedness, including the Letter Agreement, Promissory Note , the Agreement, any guarantee and all other documents and instruments now or hereafter furnished to Bank to evidence or secure payment of the Indebtedness or performance of the Obligations, and all amendments thereto and modifications thereof.

              Membership Interest. All right, title and interest of the Debtor in a Limited Liability Company, however defined and however evidenced.

              Obligations. All indebtedness, liabilities or obligations, absolute or contingent, joint, several or independent, of the Debtor to the Bank now or hereafter existing, due or to become due to, or held or to be held by the Bank for its own account or as agent for another or others, whether created directly or acquired by Agreement or otherwise and howsoever evidenced including but not limited to the Indebtedness and any and all covenants, promises, indebtedness or other obligations of Debtor to the Bank under the Letter Agreement, this Agreement, and/or under any other Loan Documents made and/or delivered in connection herewith or therewith.

              Operating Agreement. The Operating Agreement of a Limited Liability Company dated as of June 15, 2000 and any and all modifications and amendments thereto.

              Promissory Note. The Promissory Note dated even date herewith in the principal amount of $4,500,000.00, made by the Debtor to Bank, and in any and all extensions, renewal, substitutions or replacements thereof.

      3. The Debtor hereby grants to the Bank, a lien, security interest and right of setoff as security for all liabilities and obligations to the Bank, whether now existing or hereafter arising, upon and against all deposits, credits, collateral and property of the Debtor, now or hereafter in the possession, custody, safekeeping or control of the Bank or any entity under the control of the Bank, or in transit to any of them. At any time, Bank may set off the same or any part thereof and apply the same to any liability or obligation of the Debtor regardless of the adequacy of any other collateral securing the Obligations. ANY AND ALL RIGHTS TO REQUIRE THE BANK TO EXERCISE ITS RIGHTS OR REMEDIES WITH RESPECT TO ANY OTHER COLLATERAL WHICH SECURES THE OBLIGATIONS, PRIOR TO EXERCISING ITS RIGHT OF SETOFF WITH RESPECT TO SUCH DEPOSITS, CREDITS OR OTHER PROPERTY OF THE DEBTOR, ARE HEREBY KNOWINGLY, VOLUNTARILY AND IRREVOCABLY WAIVED BY THE DEBTOR.


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     4. The Debtor represents and warrants covenants and agrees that, while any
Obligations or Indebtedness remain outstanding or unpaid:

                       (a) Except as permitted under the Letter Agreement, the Debtor is the sole owner of the Accounts (such terms having the meaning ascribed by the Uniform Commercial Code) and no one has or claims to have an interest of any kind therein or thereto; each of the debtors named in every Account is indebted to the Debtor in the amount and on the terms indicated in the invoice and schedule of Accounts; each Account is bona fide and arises out of the performance of labor or services or the sale and delivery or lease of merchandise or both.

                       (b) The Debtor will maintain accurate and complete records of the Accounts and will make the same available to the Bank at any time upon two days' notice. The Bank is entitled, at any time after an Event of Default or after an event which with the giving of notice or lapse of time or both would constitute an Event of Default, to notify the account debtors of the Debtor to make payment upon the Accounts directly to the Bank.

                       (c) Except as permitted under the Letter Agreement, the Debtor has not sold, leased, transferred, created a security interest in or otherwise pledged, encumbered or disposed of the Collateral or any part thereof;

                       (d) The Operating Agreement is in full force and effect, Debtor has fulfilled all its material obligations as a Member of the Limited Liability Company; and

                       (e) This Agreement does not violate any terms of the Operating Agreement nor is the consent of any party, necessary to effectuate this Agreement.

The Debtor further represents, warrants, covenants and agrees that as of the date hereof:

                       (f) Debtor shall promptly perform all of the terms, conditions and obligations required to be performed by Debtor pursuant to the Operating Agreement;

                       (g) Debtor shall promptly notify the Bank of any default (of which Debtor has actual knowledge) by the Debtor in the performance of any of the terms, conditions or obligations required to be performed by the Debtor pursuant to the Operating Agreement;

                       (h) Debtor shall give prompt written notice to the Bank of any material alteration, modification, surrender, termination or other change to the Operating Agreement or any material term or provision thereof to which Debtor was or is not authorized to approve pursuant to the Operating Agreement;

                       (i) Debtor shall promptly notify the Bank in writing of the initiation of any court, administrative or similar proceedings by or against Debtor or the Limited Liability Company to enforce the terms of the Operating Agreement;

                       (j) Except as permitted under the Letter Agreement, the Debtor shall not transfer, sell, assign or otherwise convey Debtor's economic or other interest in the Limited Liability Company;


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                       (k) Debtor shall provide the Bank with a true copy of all
     financial information with respect to the Limited Liability Company which Debtor shall receive pursuant to the Operating Agreement, immediately after receipt by Debtor of that information and shall immediately deliver such reports with respect to Debtor as the Bank shall request from time to time;

                       (l) Debtor shall notify the Bank of any substantial distribution to be made by the Limited Liability Company to the Bank thereof immediately upon notice to Debtor of the distribution, other than specific cash flow distributions which have been scheduled and required on stated dates under the terms of the Operating Agreement;

                       (m) The security interest created hereby shall continue in full force and effect until any and all Obligations and Indebtedness have been paid and satisfied in full, and Debtor will execute any and all financing statements to evidence, perfect and continue the prior security interest of the Bank as the Bank shall request;

                       (n) Except as otherwise permitted pursuant to the Loan Documents, the Debtor shall keep the Collateral free of all liens and encumbrances, except the security interest granted hereunder, and shall not sell, lease, transfer, or create a security interest in or otherwise dispose of or encumber the Collateral or any part thereof, and shall immediately notify the Bank of any material adverse change in the Collateral or any occurrence which could materially and adversely affect the interests of the Bank, and of any adverse claim or other encumbrance arising out of or with respect to the Collateral; and

                       (o) The Debtor shall make and continue to make all payments with respect to the Indebtedness, to the extent not made by Debtor, when due and fulfill all of its Obligations immediately upon maturity thereof.

      5. The Bank shall have no duty or obligation and shall have no right to demand, sue or make collection of any sum or benefit at any time owing or existing for the benefit of Debtor unless and until an Event of Default (hereinafter defined) occurs. This Agreement shall not constitute Bank a Member of the Limited Liability Company prior to reduction of the Membership Interest to ownership by Bank, or render Bank liable in any way to any of the Members, or creditors of the Limited Liability Company or of the Limited Liability Company for any reason whatsoever. Bank shall not be liable to Debtor or any person claiming under or through Debtor by reason of any good faith act or omission of Bank.

      6. The Debtor assumes all liability and responsibility in connection with all Collateral acquired by Debtor; and the obligation of the Debtor to pay all Obligations shall in no way be affected or diminished by reason of the fact that any such Collateral may be lost, destroyed or stolen.

      7. As long as this Agreement shall remain in effect, the Debtor further agrees:

                       (a) that after an Event of Default, if the Bank so demands in writing at any time (i) all proceeds of the Collateral shall be delivered to the Bank promptly upon their receipt in a form satisfactory to the Bank, and (ii) all chattel paper, instruments and


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     documents pertaining to the Collateral shall be delivered to the Bank at the time and place and in the manner in which specified in the Bank's demand;

                       (b) in order to enable the Bank to comply with the law of any jurisdiction, including state, federal and foreign, applicable to any security interest granted hereby or to the Collateral, to execute and deliver upon request, in form acceptable to the Bank, any Financing Statement, notice, statement, instrument, document, agreement or other paper and/or to perform any act requested by the Bank which may be necessary to create, perfect, preserve, validate or otherwise protect such security interest or to enable the Bank to exercise and enforce the Bank's rights hereunder or with respect to such security interest;

                       (c) promptly to pay any filing fees or other costs in connection with (i) the filing or recording of such Financing Statements or any other papers described above and (ii) such searches of the public records as the Bank in its sole discretion shall require;

                       (d) that the Bank is authorized to file or record any such Financing Statements or other papers without the signature of the Debtor if permitted by applicable law;

                       (e) the Bank may file a photographic or other reproduction of this Agreement in lieu of a Financing Statement in any filing office where it is permissible to do so;

                       (f) except for the security interest granted hereby or otherwise existing on the date hereof or permitted under that certain letter agreement dated as of September 20, 2000 between The Princeton Review, Inc, and the Bank, or otherwise agreed to by the Bank in writing, the Debtor shall keep the Collateral and proceeds and products thereof free and clear of any security interest, liens or encumbrances of any kind, the Debtor shall promptly pay, when due, all taxes and transportation, storage and warehousing charges and fees affecting or arising out of the Collateral and shall defend the Collateral against all claims and demands of all persons at any time claiming the same or any interest therein adverse to the Bank;

                       (g) at all times to keep all insurable Collateral insured at the expense of the Debtor of the kind and in the amounts that it is common practice to insure such collateral against loss by fire, theft and any other risk to which the Collateral may be subject; and if the Bank requests, all policies shall be endorsed in favor of the Bank and shall be deposited with the Bank; and in any event, such policies will provide that each insurer will give the Bank not less than 30 days notice in writing prior to the exercise of any right of cancellation; in the event the Debtor fails to maintain any insurance, the Bank may (but shall not be obligated to) place such insurance and pay the premium therefor, in which event the Debtor will pay the Bank such premium with interest; the Bank may apply any proceeds of such insurance which may be received by it toward payment of the Obligations, whether or not due, in such order of application as the Bank may determine;

                       (h) that the Bank's duty with respect to the Collateral shall be solely to use reasonable care in the custody and preservation of collateral in its possession; the Bank shall not be obligated to take any steps necessary to preserve any rights in any of the Collateral


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     against prior parties, and the Debtor hereby agrees to take such steps; the
     Debtor shall pay to the Bank all costs and expenses, including filing and reasonable attorney's fees, incurred by the Bank in connection with the custody, care, preservation or collection of the Collateral; the Bank may, but is not obligated to, exercise any and all rights of conversion or exchange or similar rights, privileges and options relating to the Collateral; the Bank shall have no obligation to sell or otherwise realize upon any of the Collateral as herein authorized and shall not be responsible for any failure to do so or for any delay in so doing;

                       (i) to provide the Bank with such information as the Bank may from time to time request with respect to the location of the Collateral and any of its places of business;

                       (j) that the Bank will be notified promptly in writing of any change in any office as set forth below;

                       (k) that the Debtor will permit the Bank, by its officers and agents, to have access to and examine at all reasonable times, upon reasonable notice, the properties, minute books and other corporate records, and books of account and financial records of the Debtor;

                       (l) that the Debtor will promptly notify the Bank upon the occurrence of any default, as provided in this Agreement, of which the Debtor has knowledge.

                       (m) that the Debtor will not sell, transfer, lease or otherwise dispose of any of the Collateral or any interest therein, or offer to do so or permit anything to be done to impair the value of the Collateral or the security interest granted to the Bank, except in the ordinary course of business or with the written consent of the Bank.

                       (n) In the event of the sale or disposition of any material asset of the Limited Liability Company (or liquidation thereof by any means, including the recovery of casualty insurance proceeds not applied to restoration), or any refinancing, recasting or other disposition of mortgages creating a lien on any material asset of the Limited Liability Company which results in a distribution of capital to the Debtor, the Debtor will contemporaneously therewith, pay the net portion thereof to the Bank for application upon the Indebtedness unless Debtor shall provide substitute collateral of value at least equal to the present Collateral and which substitution is subject to the prior written consent of Bank, which consent shall not be unreasonably withheld;

                       (o) HEREBY WITH THE BANK TO MUTUALLY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED HEREON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS SECURITY AGREEMENT ANY OBLIGATION SECURED HEREBY OR ANY OTHER AGREEMENT IN CONNECTION HEREWITH, OR ANY OTHER DOCUMENTS CONTEMPLATED TO BE EXECUTED IN CONNECTION HEREWITH OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR THE BANK TO MAKE LOANS FROM TIME TO TIME.


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      8.       (a) Upon the occurrence of an Event of Default as defined in
Section 8 hereof, the Debtor agrees as follows: (i) the Debtor will not, without first obtaining the written consent of the Bank, renew or extend the time of payment of any Account; (ii) the Debtor will promptly notify the Bank in writing of any compromise, settlement or adjustment with respect to an Account and will forthwith account therefor to the Bank in cash for the amount thereof without demand or notice; (iii) the Debtor will stamp, in form and manner satisfactory to the Bank, its accounts receivable ledger and other books and records pertaining to the Accounts, with an appropriate reference to the security interest of the Bank in the Accounts; (iv) upon request, the Debtor will furnish the Bank original or other papers relating to the performance of services which created any Account; (v) the Debtor may collect the Accounts, subject to the discretion and control of the Bank, but the Bank may, without cause or notice, curtail or terminate such authority at any time; (vi) the proceeds of the Accounts, when collected by the Debtor, whether consisting of cash, checks, notes, drafts, money orders, commercial paper of any kind whatsoever, or other documents, received in payment of the Accounts shall be promptly remitted by the Debtor to the Bank, in precisely the form received, except for endorsement by the Debtor when required; (vii) such proceeds until remitted to the Bank, as aforesaid, shall be held in trust by the Debtor for, and as the property of, the Bank and shall not be commingled with other funds, money or property; (viii) proceeds of the Accounts will be received by the Bank subject to final collection and receipt of proceeds in cash or by unconditional credit to and acceptance by the Bank; (ix) the Bank shall apply in its absolute discretion all collections received by it on the Accounts, toward the payment of any of the Obligations whether due or not due; (x) the Debtor will promptly notify the Bank in writing of the return or rejection of any merchandise represented by the Accounts and the Debtor shall forthwith account therefor to the Bank in cash without demand or notice and until such payment has been received by the Bank, the Debtor will receive and hold all such merchandise separate and apart, in trust for and subject to the security interest in favor of the Bank; and (xi) the Bank is authorized to sell, for the Debtor's account and sole risk, all or any part of such merchandise in the manner and under the terms and conditions hereinafter set forth.

      9. Upon the occurrence of an event of default under the Obligations, or a breach of any covenants or agreements contained in any promissory note, guarantee or agreement relating thereto (an "Event of Default"), (a) all Obligations shall become at once due and payable, without notice, presentment, demand for payment or protest, which are hereby expressly waived; (b) the Bank is authorized to take possession of the Collateral and, for that purpose may enter, with the aid and assistance of any person or persons, any premises where the Collateral, or any part thereof is, or may be, placed and remove same; (c) the Bank may proceed to apply to the Obligations, any and all deposits or other sums described in Section 4 hereof; (d) the Bank may require the Debtor to assemble the Collateral and to make it available to the Bank at a place designated by the Bank which is reasonably convenient to the Bank and the Debtor; (e) the Bank shall have the right from time to time to sell, resell, assign, transfer and deliver all or any part of the Collateral, at any broker's board or exchange, or at public or private sale or otherwise, at the option of the Bank, for cash or on credit for future delivery, in such parcel or parcels and at such time or times and at such place or places, and upon such terms and conditions as the Bank may deem proper, and in connection therewith may grant options and may impose reasonable conditions such as requiring any purchaser to represent that any stock constituting part of the Collateral is being purchased for investment purposes only, all without (except as shall be required by applicable statute and cannot be waived) advertisement or demand upon the Debtor or right of redemption to the Debtor, which are hereby expressly waived: unless the Collateral is perishable or threatens to decline speedily in


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value or is of a type customarily sold on a recognized market, the Bank will give the Debtor reasonable notice of the time and place of any such public sale or of the time after which any private sale or any other intended disposition thereof is to be made and Debtor agrees that five (5) days prior written notice shall be deemed reasonable notice; (f) upon each such sale, the Bank may, unless prohibited by applicable statute which cannot be waived, purchase all or any part of the Collateral being sold, free from and discharged of all trusts, claims, rights of redemption and equities of the Debtor, which are hereby waived and released; (g) the Bank shall, upon mailing notice to the Debtor that it so elects, have from the date of such mailing the right from time to time to vote any shares of stock securing any of the Obligations; provided, however, the Bank at any time, before or after the occurrence of any Event of Default, may, but shall not be obligated to, transfer into or out of its own name or that of its nominee all or any of the Collateral which is instruments, stocks, bonds, and other securities, and the Bank or its nominee may demand, sue for, collect, receive and hold as like Collateral any or all interest, dividends and income thereon and if any securities are held in the name of the Bank or its nominee, the Bank may, after the occurrence of any such events, exercise all voting and other rights pertaining thereto as if the Bank were the absolute owner thereof; but the Bank shall not be obligated to demand payment of, protest, or take any steps necessary to preserve any rights in any such Collateral against prior parties, or take any action whatsoever in regard to any such Collateral, all of which the Debtor assumes and agrees to do. Without limiting the generality of the foregoing, the Bank shall not be obligated to take any action in connection with any conversion, call, redemption, retirement or any other event relating to any of such Collateral, unless the Debtor gives written notice to the Bank that such action shall be taken not more than thirty (30) days prior to the time such action may first be taken and not less than ten (10) days prior to the expiration of the time during which such action may be taken; (h) the Bank's obligations, if any, to give additional (or to continue) financial accommodations of any kind to the Debtor shall immediately terminate; and (i) in addition to the rights and remedies given to the Bank hereunder or otherwise, the Bank shall have all of the rights and remedies of a secured party under the Uniform Commercial Code of the State of New York.

     10. In the case of each such sale or of any proceedings to collect any of the Obligations, the Debtor shall pay all costs and expenses of every kind for collection, sale or delivery, including reasonable attorneys fees, and after deducting such costs and expenses from the proceeds of sale or collection, the Bank may apply any residue to pay any of the Obligations and the Debtor will continue to be liable to the Bank for any deficiency with interest.

     11. The Bank may, but is not obligated to, (a) demand, sue for, collect or receive any money or property at any time due, payable or receivable on account of or in exchange for any obligations securing any of the Obligations; (b) compromise and settle with any person liable on such obligation, and/or (c) extend the time of payment of or otherwise change the terms thereof, as to any party liable thereon; all without incurring responsibility to the undersigned or affecting any of the Obligations.

     12. In order to effectuate the terms and provisions hereof, the Debtor hereof designates and appoints the Bank and its designees or agents, after an Event of Default, as attorney-in-fact of the Debtor, irrevocably and with power of substitution, with authority to receive, open and dispose of all mail addressed to the Debtor, to notify the Post Office authorities to change the address for delivery of mail addressed to the Debtor to such address as the Bank may designate;


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to endorse the name of the Debtor on any notes, acceptances, checks, drafts, money orders, instruments or other evidence of payment or proceeds of the Collateral that may come into the Bank's possession to sign the name of the Debtor on any invoices, documents, drafts against and notices (which also may direct among other things that payment be made directly to the Bank) to Account debtors or obligors of the Debtor, Agreements and requests for verification of Accounts; to execute proofs of claim and loss; to execute any endorsements, Agreements, or other instruments of conveyance or transfer, to adjust and compromise any claims under insurance policies; to execute releases; and to do all other acts and things necessary and advisable in the sole discretion of the Bank to carry out and enforce this Agreement. All acts of said attorney or designee are hereby ratified and approved and said attorney or designee shall not be liable for any acts of commission of omission, nor or any error of judgment or mistake of fact or law. This power of attorney being coupled with an interest is irrevocable while any of the Obligations shall remain unpaid.

     13. All options, powers and rights granted to the Bank hereunder or under any promissory note, instrument, document or other writing delivered to the Bank shall be cumulative and shall be in addition to any other options, powers or rights which the Bank may now or hereafter have as a secured party under the Uniform Commercial Code of the State of New York or under any other applicable law or otherwise.

     14. No delay on the part of the Bank in exercising any of its options, powers, or rights, or partial or single exercise thereof, shall constitute a waiver thereof. Neither this Agreement nor any provision hereof may be modified, changed, waived, discharged or terminated orally, but only by an instrument in writing, signed by the party against whom enforcement of the modification, change, waiver, discharge or termination is sought.

     15. Notice of acceptance of this Agreement by the Bank is hereby waived. This Agreement shall be immediately binding upon the Debtor and its successors and assigns, whether or not the Bank signs this Agreement.

     16. It is the intention of the parties (a) that this Agreement shall constitute a continuing agreement applying to any and all future, as well as existing transactions between the Debtor and the Bank; and (b) that the security interest provided for herein shall attach to after-acquired as well as existing Collateral, and the Obligations covered by this Agreement shall include future advances and other value, as well as existing advances and other value, whether or not similar to prior or existing advances or other value, and whether or not the advances or value are or shall be given pursuant to commitment, all to the maximum extent permitted by the Uniform Commercial Code of the State of New York.

     17. Unless the context otherwise requires, all terms used herein which are defined in the Uniform Commercial Code of the State of New York shall have the meanings therein stated.

     18. If this Agreement is signed by two or more parties as Debtors, they shall be jointly and severally liable hereunder and the term "Debtor" wherever used in this Agreement shall mean the parties who have signed this Agreement and each of them.


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     19. Mailing Address of Debtor. For the purpose of Section 9.402(1) of the
Uniform Commercial Code, the address of the Debtor specified below under the caption "Chief Executive Office" (or "Major Executive Office" address whenever the Chief Executive Office is located outside of the United States) may be designated as the Debtor's mailing address.

     20. This Agreement shall be construed in accordance with and be governed by the law of the State of New York.

     21. Debtor will, at the cost of Debtor, and without expense to Bank, do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, Agreements, notices of Agreements, transfers and assurances as Bank shall, from time to time, require, for the better assuring, conveying, assigning, transferring and confirming unto Bank the property and rights hereby given, granted, bargained, sold, alienated, conveyed, confirmed, pledged, assigned and hypothecated or intended now or hereafter so to be, or which Debtor may be or may hereafter become bound to convey or assign to Bank, or for carrying out the intention or facilitating the performance of the terms of this Agreement or for filing, registering or recording this Agreement and, on demand, will execute and deliver and hereby authorizes Bank to execute in the name of Debtor or without the signature of Debtor to the extent Bank may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof. Debtor grants to Bank an irrevocable power of attorney coupled with an interest for the purpose of exercising and perfecting any and all rights available to Bank at law and in equity.

     22. Upon the indefeasible payment in full of all Obligations, if request to do so by the Debtor, the security interest granted hereby shall be terminated and the Bank shall, at Debtor's request, execute and deliver to Debtor such documents as Debtor shall reasonably request.

     IN WITNESS WHEREOF, the Debtor has executed this Agreement or has caused these presents to be executed and delivered by its proper corporate officer or officers and caused its proper corporate seal to be hereto affixed, this 27th day of October, 2000.

                           THE PRINCETON REVIEW, INC.



                             By:/s/ Stephen Melvin
                                ___________________________________________
                             Name: Stephen Melvin
                             Title:   Treasurer and Chief Financial Officer


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STATE OF NEW YORK              )
                               ) SS.:
COUNTY OF NEW YORK             )

On the 27th day of October in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared Stephen Melvin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                   ----------------------------------------
                                                Notary Public


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